UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 24, 2011

Daktronics, Inc.
(Exact name of registrant as specified in its charter)

South Dakota	0-23246	46-0306862
(State or other jurisdiction	(Commission	(I.R.S. Employer
Incorporation or organization)	File Number)	Identification Number)

201 Daktronics Drive
Brookings, SD  57006
(Address of principal executive office) (zip code)

(605) 692-0200
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFT 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Section 5	Corporate Governance Management
Item 5.02	Departure of Directors or Certain Officers ; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d) On February 24, 2011, the Board of Directors of the Company elected Bruce W. Tobin as a member of the Board.  Mr. Tobin will serve as a member of the Audit committee.  Mr. Tobin has no arrangements or understanding with any person pursuant to which he was selected as a director of the Company.  He will serve as a member of the Audit committee of the Company’s Board of Directors.

Section 8	Other Events
Item 8.01	Other Events
On February 24, 2011, the Company announced that it had appointed Bruce W. Tobin to the Board of Directors.  A copy of the press release issued by the Company is attached hereto as Exhibit 99 and furnished with this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits
(d)	Exhibits
Exhibit 99.1	Press Release dated February 24, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DAKTRONICS, INC.

	By:	/s/ William R. Retterath
William R. Retterath, Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)
Date: February 24, 2011